EXHIBIT (b)(1)


                [Letterhead of Credit Suisse]


Credit Suisse
Tower 49
12 East 49th Street
New York, New York





                                                        October 25, 1994


Mr. John G. Sylvia
Senior Vice President and
  Chief Financial Officer
California Energy Company, Inc.
10831 Old Mill Road
Omaha, Nebraska  68155

Dear Mr. Sylvia:

                You have advised Credit Suisse (the "Bank") that CE Acquisition Company, Inc., a newly formed Delaware corporation ("Newco") and a subsidiary of California Energy Company, Inc. ("CECI"), has offered to acquire through a tender offer (the "Tender Offer") 51% of the outstanding shares of common stock of Magma Power Company, a Nevada corporation ("Magma") and will enter into a merger with Magma (the "Merger").

                Pursuant to your request, we are pleased to inform you that we hereby commit (i) to underwrite the financing of the Tender Offer in the principal amount of up to $250,000,000 (the "Tender Facility") and (ii) to underwrite the financing of the Merger in the principal amount of up to $500,000,000 (the "Merger Facility"), in each case on the terms and conditions described in the attached term sheets (the "Term Sheets"). This commitment is subject to (i) the preparation, execution and delivery of mutually acceptable loan and security documentation incorporating substantially the terms and conditions outlined in the Term Sheets, (ii) the absence of a material adverse change in the financial condition or operations of CECI or Magma and (iii) the Bank's satisfaction with its due diligence with respect to CECI and Magma.


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                It is understood that, as provided in the Term Sheets, the Bank will act as Agent for the Tender Facility and the Merger Facility, with the right to syndicate the Tender Facility and Merger Facility to additional lending institutions.

                CECI and Newco acknowledge their joint and several obligation to pay fees and expenses as described in the Term Sheets and as otherwise agreed to by the Bank, Newco and CECI.

                CECI and Newco each jointly and severally hereby agrees to indemnify and hold harmless the Bank and each other lending institution that may participate in the Tender Facility or the Merger Facility, their respective affiliates and each of their respective directors, officers, employees, agents and advisors (each, an "Indemnified Party"), from and against any and all claims, damages, liabilities (including for securities liabilities), losses and expenses, including without limitation, fees, expenses and disbursements of counsel, which may be incurred by or asserted against an Indemnified Party in connection with the Bank's commitment or participation in the transactions contemplated hereby, this letter, the Tender Facility, the Merger Facility, the Tender Offer, the Merger or any related matter or any investigation, litigation or proceeding in connection therewith and whether or not the Tender Offer, the Merger or the financing herein contemplated is consummated, except to the extent such claim, damage, loss, liability or expenses is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's own gross negligence or willful misconduct.

                In further consideration of the commitment of the Bank hereunder, and recognizing that in connection herewith the Bank is incurring out-of-pocket costs and expenses, CECI and Newco each jointly and severally agrees to reimburse the Bank for all out-of-pocket costs and expenses (including fees and disbursements of outside counsel for the Bank), incurred or sustained by the Bank in connection with the transactions contemplated hereby whether or not such transactions occur and whether incurred before or after the execution by CECI and Newco of this letter.

                Please evidence your acceptance of the Term Sheets and the other matters referred to herein by signing in the space provided below and returning a copy of this letter to us on or before October 25, 1994, the date on which the


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Bank's commitment set forth above (if not accepted prior thereto) will expire.

                                                Very truly yours,

                                                CREDIT SUISSE


                                                By:     /s/ Scott E. Zoellner
                                                Name:  Scott E. Zoellner
                                                Title: Associate


                                                By:     /s/ Peter R. Nardin
                                                Name:  Peter R. Nardin
                                                Title: Member of Senior
                                                         Management



Accepted this 25th day
of October, 1994


CALIFORNIA ENERGY COMPANY, INC.


By:     /s/ John G. Sylvia
Name:  John G. Sylvia
Title: Senior Vice President and
          Chief Financial Officer

CE ACQUISITION COMPANY, INC.

By:     /s/ John G. Sylvia
Name:  John G. Sylvia
Title: Senior Vice President and
          Chief Financial Officer



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

                                                                                                        CONFIDENTIAL

California Energy Company



                        SUMMARY OF TERMS AND CONDITIONS
                   UP TO $250,000,000 TENDER OFFER FACILITY

            Borrower:           California Energy Company on a non-recourse basis in form satisfactory to the Agent.

            Agent/Arranger/
            Underwriter:        Credit Suisse

            Lenders:            The Agent and any other financial institutions to which the facility may be syndicated by the Agent.

            Facility:           Up to a $250,000,000 12-month tender offer facility (the "Facility") subject to
                                Regulation U and renewable/extendable for a term of up to three-years from initial funding at the mutual consent of both the Borrower and Lenders.

            Use of Proceeds:    The Borrower proposes to capitalize CE Acquisition Company, Inc., a wholly-owned subsidiary ("Newco"), for the purpose of tendering for 51% of the stock of Magma
                                Power Company (the "Target").  A condition of the tender will be the execution and delivery of a definitive merger agreement between Newco and the Target (the "Merger
                                Agreement Condition"), although that condition may be waived by the Borrower as contemplated in the Offer to Purchase of the Borrower and Newco dated October 6,
                                1994, as it may be amended, (the "Offer to Purchase") under the caption "The Merger
                                Agreement Condition."  No material amendment to the Offer to Purchase shall be effective for purposes of this term sheet without the prior written consent of the Bank.
                                If the Merger Agreement Condition is not waived, the form of the merger agreement shall be satisfactory to the Agent.  Funds provided by the Facility will be advanced by the Borrower to Newco to purchase a secured note of Newco (the "Newco Secured
                                Tender Note").  The proceeds from the sale of the Newco Secured Tender Note will be used, together with the Borrower's capital investment in Newco and other available moneys which will be in an amount and form satisfactory to the Agent, to purchase the tendered stock of the Target, and to pay related fees and costs of the transaction.  The economic terms of the Newco Secured Tender Note will mirror the terms of the Facility.

       Borrowing Options:       Adjusted LIBOR and Base Rate.



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                                                                                                        CONFIDENTIAL

California Energy Company

                                "Adjusted LIBOR" means the average (rounded upward to the next higher 1/16 of 1%)
                              of the rates offered to the reference Lenders in the London interbank market for deposits in an amount and maturity corresponding to the interest period for the advance. LIBOR will be adjusted for reserves and other regulatory requirements, as appropriate.

                                "Base Rate" means the higher of the Agent's prime rate or the federal funds rate +
                              0.50%  per annum.

        Applicable
       Interest Margins:        LIBOR + 2.50%
                                Base Rate + 1.25%

       Computation of
       Interest:      Interest on Base Rate loan segments will be payable quarterly in arrears and calculated on the basis of the actual number of days elapsed over a 365/366 day year.

                      Interest on LIBOR loan segments will be payable in arrears (i) at the end of each applicable interest period and (ii) in the case of any interest period longer than three months, every three months during such period.  Interest on LIBOR loan segments will be calculated on the basis of the actual number of days elapsed over a 360 day year.

       Default Rate:  All applicable margins will be increased by 2.00% per annum and all loan segments shall be maintained as Base Rate loan segments effective in the case of LIBOR loan segments at the end of each then existing period.

       Scheduled
       Amortization:  The Facility will not be subject to a scheduled amortization prior to its maturity.

       Mandatory
       Prepayments:   Subject to mandatory prepayment as a whole in connection with (i) any sale of any of the ownership interest of the Target by Newco; (ii) a permanent injunction of the merger between Newco and the Target; and (iii) the closing of the merger between Newco and the Target.  Subject to mandatory prepayment in part in an amount equal to the proceeds of any dividends, loans, advances or other distributions from Target to Newco or from
                      Newco to Borrower.

       Optional
       Prepayments:   Optional prepayments will be permitted at any time in excess of a threshold amount without premium or penalty other than payment of applicable "breakage" costs on LIBOR loan segments.  Required notice to the Agent will be (i) one Business Day prior to the date of prepayment of any Base Rate loan segment and (ii) three Business Days prior to the date of prepayment of any LIBOR loan segment.

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                                                                                                        CONFIDENTIAL

California Energy Company

       Application of
       Prepayments:   All principal reductions shall be permanent.  Prepayments will be applied first to Base
                      Rate loan segments and then to LIBOR loan segments.  The prepayment of LIBOR loan segments will be subject to the payment of "breakage" costs if the date of prepayment is not the last day of an interest period unless, at the option of the Borrower, the prepayment amount is escrowed with the Agent and invested in United States Treasury
                      Securities to the last day of the applicable interest period.

       Security:      The Facility will be secured by an assignment and a pledge of the Newco Secured Tender
                      Note, including the Target stock pledged as security thereunder in form satisfactory to
                      Agent.  Payments on the collateral will be paid directly to the Agent, as collateral agent for the Lenders.  The Borrower will provide for the payment of interest on the Facility in a manner satisfactory to the Agent.  The Facility will be non-recourse to the Borrower, and the Lenders will agree to make an appropriate election under Section 1111(b) of the
                      Bankruptcy Code to continue such non-recourse status in any proceeding involving
                      Borrower as Debtor under the Bankruptcy Code.

       Representations and
       Warranties at
       Closing:       Those customarily found in credit facilities of this nature and any additional appropriate to this transaction with respect to the Borrower and, as applicable, its subsidiaries including, without limitation, the following:

                        1.      Corporate organization, existence and power.

                        2.      Corporate and government authorization, no contravention, legality, validity, binding effect and enforceability of all documentation related to this transaction.

                        3.      The financial information of the Borrower, Newco and their material subsidiaries
                                (to the best knowledge of Borrower based upon information available to it in the case of Target and its subsidiaries).

                        4.      No material adverse change in the Borrower, Newco and their material subsidiaries
                                (to the best knowledge of Borrower based upon information available to it in the case of Target and its subsidiaries).

                        5.      No material litigation (other than litigation to which Target is a party and which is described in the Target's Form 10-K for the year ended December 31, 1993 and as described in Section 15 of the Offer to Purchase (the "Magma Litigation")).

                        6.      Absence of default(s) or Event of Default(s).


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                                                                                                        CONFIDENTIAL

California Energy Company

                        7.      Compliance with ERISA (to the best knowledge of Borrower based upon information available to it in the case of Target and its subsidiaries).

                        8.      Regulatory approvals, consents, filings and compliance with laws.

                        9.      Existence, incorporation etc. of subsidiaries.

                        10.     Environmental compliance.

                        11.     Not an investment company.

                        12.     Full disclosure.

                        13.     Payment of taxes.

                        14.     Adequate insurance.

       Conditions Precedent
        to Closing:   Those customarily found in credit facilities of this nature and any additional appropriate to this transaction with respect to the Borrower and, as applicable, its subsidiaries including, without limitation, a capital investment in Newco in an amount and form satisfactory to the Agent, provision for an adequate level of working capital, provisions effective at the Merger, to insure Alto Peak and Malitbog equity commitments and ownership interest in Alto Peak and Malitbog satisfactory to Agent, no waiver of Tender
                      Offer Conditions that are deemed material by Agent (other than the Merger Agreement
                      Condition as contemplated by the Offer to Purchase) without the prior written consent of the Bank, receipt of appropriate certificates and legal opinions, accuracy of representations and warranties, absence of defaults and material litigation (excluding the
                      Magma Litigation), evidence of authority, receipt of required governmental approvals, consents and filings of all persons, compliance with laws (including without limitation, environmental, labor and ERISA), absence of material adverse change in the Borrower,
                      Newco, the Target and their respective subsidiaries, satisfactory due diligence by the
                      Agent customary with tender offer facilities and payment of fees.

       Covenants:     Those customarily found in a credit facility of this nature and any additional appropriate to this transaction with respect to the Borrower and, as applicable, its subsidiaries including, without limitation, covenants regarding compliance with laws (including
                      ERISA), payment of taxes, maintenance of insurance, preservation of corporate existence, visitation rights, keeping of books, maintenance of properties, use of proceeds, margin stock, transactions with affiliates, notice of defaults, delivery of unaudited (quarterly) and audited (annual) financial statements of the Borrower, Newco and its significant subsidiaries, monthly delivery of an officer's certificate, in form and substance reasonably satisfactory to the Agent, certifying the absence of (i) a material adverse


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                                                                                                        CONFIDENTIAL

California Energy Company

                      change in the financial condition or operations of the Borrower and its subsidiaries, taken as a whole, or (ii) a material adverse change in the financial condition or operations of
                      Newco and its subsidiaries, taken as a whole (and, in either case, which could reasonably be expected to materially impact the ability of the Borrower to service the Facility or the ability of the Agent on behalf of the Lenders to realize upon the collateral securing the
                      Facility), and other customary financial reporting requirements as any Lender may reasonably requests; and without limitation, the following restrictions and limitations
                      (subject to such baskets and exceptions as the parties may agree):

                        1.      Negative pledge of all stock and unencumbered assets of Newco and its subsidiaries.

                        2.      Limitation on guaranties by Newco and Borrower.

                        3.      Limitation on mergers and sales of assets.

                        4.      Limitation on investment in other persons.

                        5.      Prohibition on restricted payments.

                        6.      Maintenance of ownership of Newco and all subsidiaries.

                        7.      Prohibition on incurrence of additional debt at Newco and its subsidiaries.

                        8.      Limitation on dividends from Newco to Borrower unless the proceeds are used to pay down the Facility in amounts to be agreed upon.

                        9.      Limitation on  the up-streaming of any assets or funds from Newco and its subsidiaries to the Borrower unless the proceeds are used to pay down the Facility in amounts to be agreed upon.

                        10.     Restrictions on change in nature of business, except as contemplated by the Merger.

                      Appropriate language modifications will be made to cover situations where Borrower is unable to control the Target; provided that in all events the Lenders shall receive the protections intended to be received from these covenants.

       Financial Covenants:     Those customarily found in a Regulation U credit facility of similar nature or as may be appropriate for this transaction.

       Events of Default:       Those customarily found in credit facilities of this nature and any additional appropriate to this transaction with respect to the Borrower and, as applicable, its subsidiaries including, without limitation, permanent injunction of the merger contemplated by the


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                                                                                                        CONFIDENTIAL

California Energy Company

                      Merger Agreement Condition; breach of representation or warranty in any material respect; default in any covenant or financial covenant; material cross default; bankruptcy;
                      insolvency; change of control (except under circumstances mutually satisfactory to the parties); certain ERISA defaults; the failure to pay one or more final judgments aggregating more than a specified threshold to be mutually agreed; failure to make a payment in connection with the Facility when due; and pledge agreement shall cease to be in full force and effect or the Borrower shall so assert.

       Cost and Yield
       Protection:    Standard provisions for illegality, inability to determine rate, indemnification for breakage of LIBOR funding and increased costs or reduced return, including those arising from reserve requirements, taxes and capital requirements; provided that increased costs may be applied retroactively for a maximum of 90 days preceding written notice to the
                      Borrower and will not be more, in the case of any participant, than the applicable fronting Lender would have been entitled to claim.

      Assignments and
      Participations: Lenders will have a right (i) to sell assignments in amounts of at least $5 million with the consent of the Borrower and the Agent, which consent shall not be unreasonably withheld, provided that the consent of the Borrower will not be required for assignments among Lenders or by a Lender to any of its affiliates or to the Federal Reserve Bank, and
                      (ii) to sell participations in all or a part of their loans or commitments with the transferability of voting rights limited to principal, rate, fees and term.  The Borrower shall not be responsible for the costs and expenses of syndication of the Facility except as provided under "Expenses" below.

      Waivers
      and Amendments: With the exception of decreases in interest rates or fees, increases in commitment amounts, extension of maturities and times for payment, changes in funding and yield protections and indemnities, changes in sharing provisions among Lenders, changes in several nature of the obligations of the Lenders, changes in the percentage of the Lenders necessary to act, assignment by the Borrower of rights or obligations under any of the documentation for the Facility and release of the pledged collateral (which shall require consent of all the Lenders), amendments to and waivers of provisions of the loan documents shall be made or given by Lenders holding a majority of commitments under the Facility.

       Increased Costs/
       Changed
       Circumstances: The Agreement will contain customary provisions protecting the Lenders in the event of unavailability of funding, illegality, capital adequacy requirements, increased costs, and funding losses and shall provide for all payments to be made free and clear of taxes.

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                                                                                                        CONFIDENTIAL

California Energy Company

     Indemnification: The Borrower will indemnify the Agent and the Lenders against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements relating to the transactions and the enforcement of the Agent's and/or
                      Lenders' rights and remedies with respect to the loan documents, or the Borrower's use of loan proceeds or the commitments, in each case including but not limited to attorneys'
                      fees and settlement costs whether or not the transaction contemplated herein is consummated.

       Expenses:      The Borrower will pay all legal and other out-of-pocket expenses of the Agent related to this transaction pursuant to a schedule to be agreed to by the parties and any subsequent amendments or waivers; provided, however, that the Borrower shall not be liable for any such expenses incurred in connection with the syndication of the Facility except for any such expenses in connection with the syndication by the Agent of the Facility to any entity that becomes a lender on the closing of the Facility or within 90 days thereafter.

      Governing Law:  The State of New York.



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                                                                     CONFIDENTIAL
California Energy Company





                                       SUMMARY OF TERMS AND CONDITIONS
                                   UP TO $500,000,000 IN MERGER FACILITIES



       Borrower:        California Energy Company on a non-recourse basis in form satisfactory to the Agent

       Agent/Arranger/
       Underwriter:     Credit Suisse

       Lenders:         The Agent and any other financial institutions to be arranged by the Agent.

       Facilities:      Up to $500,000,000 in credit facilities (the "Facilities") composed of:

                      (i)  Up to a 6-year amortizing term loan ("Term Loan A") in an expected amount of up to $500,000,000 less the amount of the Term Loan B and

                      (ii) Up to an 8-year amortizing term loan ("Term Loan B") in an expected amount not to be less than $150,000,000.


     Use of Proceeds: The Borrower proposes to capitalize CE Acquisition Company, Inc., a wholly-owned subsidiary ("Newco", which term shall also include the surviving corporation in the
                      Merger (as defined below)), for the purpose of tendering for 51% of the stock of Magma
                      Power Company (the "Target") and entering into a merger with the Target (the
                      "Merger"). Funds provided by the Facilities will be advanced by the Borrower to Newco to purchase a secured term note of Newco (the "Newco Secured Term Note").  The proceeds from the sale of the Newco Secured Term Note will be used, together with the
                      Borrower's capital investment in Newco, which will be in an amount and form satisfactory to the Agent, adequate provision of working capital and other available moneys, to fund the merger consideration payable in connection with the Merger, to refinance the Borrower's Tender Offer Facility by repaying its earlier advance to Newco to purchase the tendered stock of the Target evidenced by the Newco Secured Tender
                      Note, to repay or acquire certain existing debt of the Target and to pay related fees and costs of the transaction.  The economic terms of the Newco Secured Term Note will mirror the terms of the Facilities.  Upon consummation of the Merger, the Target shall expressly assume the obligations of Newco under the Newco Secured Term Note.



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                                                                                                        CONFIDENTIAL

California Energy Company


         Borrowing Options:     Adjusted LIBOR and Base Rate.

                      "Adjusted LIBOR" means the average (rounded upward to the next higher 1/16 of 1%)
                      of the rates offered to the reference Lenders in the London interbank market for deposits in an amount and maturity corresponding to the interest period for the advance. LIBOR will be adjusted for reserves and other regulatory requirements, as appropriate.


                      "Base Rate" means the higher of the Agent's prime rate or the federal funds rate +
                      0.50% per annum.

       Applicable
       Interest Margins:        Term Loan A:    LIBOR + 2.50%
                                Base Rate + 1.50%

                                Term Loan B:    LIBOR + 3.00%
                                Base Rate + 2.00%
       Computation of
       Interest:      Interest on Base Rate loan segments will be payable quarterly in arrears and calculated on the basis of the actual number of days elapsed over a 365/366 day year.

                      Interest on LIBOR loan segments will be payable in arrears (i) at the end of each applicable interest period and (ii) in the case of any interest period longer than three months, every three months during such period.  Interest on LIBOR loan segments will be calculated on the basis of the actual number of days elapsed over a 360 day year.

       Default Rate:  All applicable margins will be increased by 2.00% per annum and all loan segments shall be maintained as Base Rate loan segments effective in the case of LIBOR loan segments at the end of each then existing period.

                      Total annual amortization in accordance with the following table, with payments to be made semi-annually (the amount and timing of actual semi-annual payments to be determined after review of cash flows):


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                                                                                                        CONFIDENTIAL

California Energy Company


                Term Loan A                     Term Loan B

Scheduled                  Annual                  Annual
Amortization:   Year    Amortization    Year    Amortization

                1        $20,000,000    1        $0
                2        $30,000,000    2        $0
                3        $50,000,000    3        $0
                4        $75,000,000    4        $0
                5        $80,000,000    5        $0
                6        $95,000,000    6        $0
                        ------------
                                        7        $75,000,000
                Total   $350,000,000    8        $75,000,000
                                                ------------
                                        Total   $150,000,000

       Mandatory
       Prepayments:   From the excess cash flow and capital transactions of Newco, including without limitation cash proceeds of asset sales and refinancing, on terms to be mutually agreed.  Also from any other monies received from Newco other than through the Newco Secured Term
                      Note except as mutually agreed to by the parties.

       Optional
       Prepayments:   Optional prepayments will be permitted at any time in excess of a threshold amount without premium or penalty other than payment of applicable "breakage" costs on LIBOR loan segments.  Required notice to the Agent will be (i) one Business Day prior to the date of prepayment of any Base Rate loan segment and (ii) three Business Days prior to the date of prepayment of any LIBOR loan segment.

       Application of
       Prepayments:   Mandatory prepayments will be applied pro rata to each remaining mandatory amortization payment under the Facilities.  All principal reductions shall be permanent.
                      Prepayments will be applied first to Base Rate loan segments and then to LIBOR loan segments.  The prepayment of LIBOR loan segments will be subject to the payment of
                      "breakage" costs if the date of prepayment is not the last day of an interest period unless, at the option of the Borrower, the prepayment amount is escrowed with the Agent and invested in United States Treasury Securities to the last day of the applicable interest period.  Optional prepayments will be applied in a manner to be agreed.

       Security:      The Facilities will be secured by an assignment and pledge of the stock of Target and all other unencumbered assets of Target and its subsidiaries securing the Newco Secured
                      Term Note.  The Facilities will be non-recourse to the Borrower and the Lenders will


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                                                                                                        CONFIDENTIAL

California Energy Company

                      agree to make an appropriate election under Section 1111(b) of the Bankruptcy Code to continue such non-recourse status in any proceeding involving the Borrower as Debtor under the Bankruptcy Code.

       Representations and
        Warranties:   Those customarily found in credit facilities of this nature and any additional appropriate to this transaction with respect to the Borrower and, as applicable, its subsidiaries including, without limitation, the following:

                        1.      Corporate organization, existence and power including the merger of Newco and the Target and all related transactions.

                        2.      Corporate and government authorization, no contravention, legality, validity, binding effect and enforceability of all documentation related to this transaction.

                        3.      The financial information of the Borrower, Newco and their material subsidiaries.

                        4.      No material adverse change in the Borrower, Newco and their material subsidiaries.

                        5.      No material litigation (other than litigation to which the Target is a party and which is described in the Target's Form 10-K for the year ended December 31, 1993 and as described in the Offer to Purchase (the "Offer to Purchase") of the Borrower
                                and Newco dated October 6, 1994, as it may be amended (the "Magma
                                Litigation")).  No material amendments to the Offer to Purchase shall be effective for purposes of this term sheet without the prior written consent of the Bank.

                        6.      Absence of default(s) or Event of Default(s).

                        7.      Compliance with ERISA.

                        8.      Regulatory approvals, consents, filings and compliance with laws.

                        9.      Existence, incorporation etc. of subsidiaries.

                        10.     Environmental compliance.

                        11.     Not an investment company.

                        12.     Full disclosure.

                        13.     Payment of taxes.


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                                                                                                        CONFIDENTIAL

California Energy Company

                        14.     Adequate insurance.

       Conditions Precedent
        to Closing:   Those customarily found in credit facilities of this nature and any additional appropriate to this transaction with respect to the Borrower and, as applicable, its subsidiaries including, without limitation, a capital investment in Newco in an amount and form satisfactory to the Agent, provision for an adequate level of working capital, provisions to insure Alto Peak and Malitbog equity commitments and ownership interest in Alto
                      Peak and Malitbog satisfactory to the Agent, receipt of appropriate certificates and legal opinions, accuracy of representations and warranties, absence of defaults and material litigation (excluding the Magma Litigation), evidence of authority, receipt of required governmental approvals, consents and filings of all persons, consummation of the merger pursuant to a definitive merger agreement between Newco and the Target satisfactory to
                      Agent, compliance with laws (including without limitation, environmental, labor and
                      ERISA), absence of material adverse change in the Borrower, Newco, the Target and their respective subsidiaries (in each case, taken as a whole), satisfactory due diligence by the Agent and payment of fees.

       Covenants:     Those customarily found in credit facilities of this nature and any additional appropriate to this transaction with respect to the Borrower and its subsidiaries, as applicable, including, without limitation, covenants regarding compliance with laws (including
                      ERISA), payment of taxes, maintenance of insurance, preservation of corporate existence, visitation rights, keeping of books, maintenance of properties, use of proceeds, margin stock, transactions with affiliates, notice of defaults, delivery of the unaudited (quarterly)
                      and audited (annual) financial statements of the Borrower, Newco and its significant subsidiaries, quarterly delivery with financial statements of an officer's certificate, in form and substance reasonably satisfactory to the Agent, certifying the absence of (i) a material adverse change in the financial condition or operations of the Borrower and its subsidiaries, taken as a whole, or (ii) a material adverse change in the financial condition or operations of Newco and its subsidiaries,  taken as a whole (and, in either case, which could reasonably be expected to materially impact the ability of Borrower to service the
                      Facilities or the ability of the Agent on behalf of the Lenders to realize upon the collateral securing the Facilities), and other customary financial reporting requirements as any Lender may reasonably request; and without limitation, the following restrictions and limitations (subject to such baskets and exceptions as the parties may agree):

                1.      Negative pledge of all stock and unencumbered assets of Newco and its subsidiaries.

                2.      Limitation on guaranties by Newco and its subsidiaries.


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                3.      Limitation on mergers and sales of assets by Newco and its subsidiaries.

                4.      Limitation on investment in other persons by Newco and its subsidiaries.

                5.      Prohibition on restricted payments by Newco and its subsidiaries.

                6.      Maintenance of ownership of Newco and all subsidiaries.

                7.      Prohibition on incurrence of additional debt at Newco and its subsidiaries.

                8.      Limitation on dividends on Newco stock to Borrower unless proceeds used to pay down the Facilities in amounts to be agreed upon.

                9.      Limitation on the up-streaming of any assets or funds from Newco and its subsidiaries to the Borrower unless the proceeds are used to pay down the Facilities in amounts to be agreed upon.

               10.      Restrictions on change in nature of business.

               11.      Limitation on amendments to the merger agreement.

 Financial Covenants: Those customarily found in credit facilities of this nature and any additional appropriate to this transaction with respect to Newco and, as applicable, its subsidiaries including, without limitation, the following:

                1.      Minimum interest coverage ratio.

                2.      Maximum leverage ratio.

                3.      Minimum operating cash flow.

   Events of Default: Those customarily found in credit facilities of this nature and any additional appropriate to this transaction with respect to the Borrower and, as applicable, its subsidiaries including, without limitation, breach of representation or warranty in any material respect; default in any covenant or financial covenant; permanent injunction of the
                      Merger; material cross default with respect to Newco and its subsidiaries; payment default under any other agreement to which the Borrower is a party involving indebtedness in excess of $50,000,000, or other default under any such agreement resulting in acceleration which is not rescinded within 30 days; bankruptcy; insolvency;
                      change of control (except under circumstances mutually satisfactory to the parties);
                      certain ERISA defaults (which in the case of the Borrower shall only include such


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                      defaults as the Agent determines to materially adversely affect the collateral for the
                      Facilities); the failure to pay one or more final judgments aggregating more than a specified threshold to be mutually agreed; failure to make a payment in connection with the Facilities when due; pledge agreement shall cease to be in full force and effect or the
                      Borrower shall so assert.

       Cost and Yield
       Protection:    Standard provisions for illegality, inability to determine rate, indemnification for breakage of LIBOR funding and increased costs or reduced return, including those arising from reserve requirements, taxes and capital requirements; provided that increased costs may be applied retroactively for a maximum of 90 days preceding written notice to the
                      Borrower and will not be more, in the case of any participant, than the applicable fronting Lender would have been entitled to claim.

       Assignments and
      Participations: Lenders will have a right (i) to sell assignments in amounts of at least $5 million with the consent of the Borrower and the Agent, which consent shall not be unreasonably withheld, provided that the consent of the Borrower will not be required for assignments among Lenders or by a Lender to any of its affiliates or to the Federal Reserve Bank, and
                      (ii) to sell participations in all or a part of their loans or commitments with the transferability of voting rights limited to principal, rate, fees and term.  The Borrower shall not be responsible for the costs and expenses of syndication of the Facilities except as provided under "Expenses" below.

      Waivers
      and Amendments: With the exception of decreases in interest rates or fees, increases in commitment amounts, extension of maturities and times for payment, changes in funding and yield protections and indemnities, changes in sharing provisions among Lenders, changes in several nature of the obligations of the Lenders, changes in the percentage of the Lenders necessary to act, assignment by the Borrower of rights or obligations under any of the documentation for the Facilities and release of the pledged collateral (which shall require consent of all the Lenders), amendments to and waivers of provisions of the loan documents shall be made or given by Lenders holding a majority of commitments under the Facilities.

       Increased Costs/
       Changed
       Circumstances: The Agreement will contain customary provisions protecting the Lenders in the event of unavailability of funding, illegality, capital adequacy requirements, increased costs, and funding losses and shall provide for all payments to be made free and clear of taxes.


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     Indemnification: The Borrower will indemnify the Agent and the Lenders against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements relating to the enforcement of the Agent's and/or Lenders' rights and remedies with respect to the loan documents, or the Borrower's use of loan proceeds or the commitments, in each case including but not limited to attorneys' fees and settlement costs whether or not the transaction contemplated herein is consummated.

       Expenses:      The Borrower will pay all legal and other out-of-pocket expenses of the Agent related to this transaction pursuant to a schedule to be agreed to by the parties and any subsequent amendments or waivers; provided, however, that the Borrower shall not be liable for any such expenses incurred in connection with the syndication of the Facilities except for any such expenses in connection with the syndication by the Agent of the Facilities to any entity that becomes a lender on the closing of the Facilities or within 90 days thereafter.

       Governing Law: The State of New York.
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